                                                                    Exhibit 99.2

                                TABLE OF CONTENTS

              The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission.

              All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

              Wall Street Analyst Coverage Data                                2

              Corporate Offices, Principal Subsidiaries and Ratings            3

              Summary Financial Information                                  4-5

              Consolidated Results
Exhibit 1     Consolidated Income Statement Data                               6

              Protection Products Segment
Exhibit 2     Protection Products Segment Description                          7
Exhibit 3     Protection Income Statement Data                                 8
Exhibit 4A    Group Pension Data                                               9
Exhibit 4B    Closed Block Data                                               10
Exhibit 4C    Fixed Maturities by Credit Quality - Closed Block               11
Exhibit 5     Premiums and Inforce                                            12
Exhibit 6     Statutory Direct Premiums                                       13

              Accumulation Products Segment
Exhibit 7     Accumulation Products Segment Description                       14
Exhibit 8     Accumulation Income Statement Data                              15
Exhibit 9     Accumulation Assets Under Management                            16

              Retail Brokerage and Investment Banking
Exhibit 10    Retail Brokerage and Investment Banking Segment Description     17
Exhibit 11    Retail Brokerage and Investment Banking Income Statement Data   18
Exhibit 12    Income Statement Detail and Advest Data                         19

              Other Product/Reconciling Segment
Exhibit 13    Other/Reconciling Products Segment Description                  20
Exhibit 14    Other/Reconciling Income Statement Data                         21

              Investments
Exhibit 15    Investments                                                     22
Exhibit 16    Invested Assets                                                 23
Exhibit 17    Investment Results                                              24
Exhibit 18A   Fixed Maturities by Credit Quality                              25
Exhibit 18B   Fixed Maturities by Industry                                    26
Exhibit 18C   Venture Capital Partnership Investments                         27
Exhibit 19    Mortgages at Carrying Value                                     28
Exhibit 20A   Equity Real Estate                                              29
Exhibit 20B   Mortgages and Real Estate                                       30

              Historical
Exhibit 21    Quarterly Earnings                                              31

              Expenses
Exhibit 22    Statutory Expense Ratios                                        32

WALL STREET ANALYST COVERAGE DATA

Brokerage                                Analyst                  Telephone
Credit Suisse First Boston         ..... Caitlin Long       ..... (212) 325-2165
Deutsche Bank Securities Inc.      ..... Vanessa Wilson     ..... (212) 469-7351
Dowling & Partners Securities, LLC ..... Paul Goulekas      ..... (860) 676-8600
Fox-Pitt, Kelton, Inc.             ..... Ronald McIntosh    ..... (212) 687-1105
Goldman Sachs                      ..... Joan Zief          ..... (212) 902-6778
Keefe, Bruyette & Woods, Inc.      ..... Jeffrey Schuman    ..... (860) 722-5902
Langen McAlenney                   ..... Robert Glasspiegel ..... (860) 724-1203
Lehman Brothers Inc.               ..... E. Stewart Johnson ..... (212) 526-8190
Philo Smith & Co., Inc.            ..... James Inglis       ..... (203) 348-7365
Putnam Lovell NOF                  ..... Al Capra           ..... (212) 546-7640
SalomonSmithBarney                 ..... Colin Devine       ..... (212) 816-1682
Sandler O'Neil & Partners, L.P.    ..... Nick Pirsos        ..... (212) 466-7929

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company                  Trusted Securities Advisors Corp.
1740 Broadway                                7760 France Avenue South, Suite 420
New York, NY 10019                           Minneapolis, MN 55435

MONY Life Insurance Company of America       The Advest Group, Inc.
1740 Broadway                                90 State House Square
New York, NY 10019                           Hartford, CT 06103

U.S. Financial Life Insurance Company        Matrix Capital Markets Group Inc.
10290 Alliance Road                          11 South 12th Street
Cincinnati, OH 45242                         Suite 325
                                             Richmond, VA 23219
Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450           Lebenthal & Co., Inc.
Atlanta, GA 30326                            120 Broadway
                                             New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

     CLAIMS PAYING ABILITY/                      SENIOR DEBT
  FINANCIAL STRENGTH RATINGS (1)                 RATINGS (2)


           Standard                               Standard
            & Poors                                & Poors
              A+                                    BBB+

            A.M. (3)                                A.M.
             Best                                   Best
               A                                     a-

            Moody's                                Moody's
              A2                                    Baa2

             Fitch                                 Fitch
              A+                                    BBB+

(1) MONY Life Insurance Company and MONY Life Insurance Company of America
(2) The MONY Group
(3) MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

     SUMMARY FINANCIAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------
                                                            Three-Months Ended                     Nine-Months Ended
                                                               September 30,                          September 30,

                                                           2002               2001              2002              2001
                                                           ----               ----              ----              ----

                                                                     ($ millions, except per share amounts)
----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA:
Net (loss)/income                                       $     (30.2)             (8.7)     $      (26.9)     $       26.9
  Net realized losses/(gains) on
    investments (after-tax)                                    23.4               1.4              39.7              (0.8)
                                                        --------------    --------------    --------------    --------------
Operating (loss)/income:                                       (6.8)             (7.3)             12.8              26.1
Litigation related charges (after-tax)                          -                 -                 4.5               -
Venture capital loss/(income) (after-tax)                       5.1              10.1               4.9               9.1
                                                        --------------    --------------    --------------    --------------
Operating (loss)/income, excluding venture capital and
     litigation related charges:                        $      (1.7)              2.8      $       22.2      $       35.2
                                                        ==============    ==============   ===============   ===============

PER SHARE CALCULATIONS:

NET (LOSS)/INCOME PER SHARE:
Basic                                                   $      (0.64)     $      (0.18)    $       (0.56)    $        0.55
Diluted                                                 $      (0.64)     $      (0.18)    $       (0.56)    $        0.53

OPERATING (LOSS)/INCOME PER SHARE:
Basic                                                          (0.15)     $      (0.15)    $        0.27     $        0.53
Diluted                                                 $      (0.15)     $      (0.15)    $        0.27     $        0.52

OPERATING (LOSS)/INCOME, EXCLUDING VENTURE CAPITAL
INCOME AND LITIGATION RELATED CHARGES:
Basic                                                   $      (0.04)     $       0.06     $        0.46     $        0.72
Diluted                                                 $      (0.04)     $       0.06     $        0.46     $        0.70

Share Data
Weighted-average shares outstanding used in
  basic per share calculations                            47,414,250        48,642,274        47,804,872        48,915,523
Plus: Incremental shares from assumed conversion of
  dilutive securities (1)                                       -                 -                 -            1,597,601
                                                        --------------    --------------    --------------    --------------
Weighted-average shares used in diluted
  per share calculations                                  47,414,250        48,642,274        47,804,872        50,513,124
                                                        ==============    ==============   ===============   ===============

OTHER DATA:
Employee count                                                 3,498             3,800
Career agent count (Domestic and International)                1,631             2,176
US Financial Life Brokerage General Agencies                     224               236
Trusted Advisors Registered Representatives                      511               472
Active Enterprise Selling Agreements                             452               448
Advest Financial Advisors                                        518               472


(1) 587,795; 1,315,776; and 1,634,471 shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three and nine-months periods ended September 30, 2002 and for the three-month period ended September 30, 2001, respectively because to do so would be antidilutive.

(Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                                                September 30,                December 31,
                                                                                     2002                        2001
                                                                                     ----                        ----
                                                                                              ($ millions)
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)                           $    12,769.8                $   11,826.5
Assets transferred in Group Pension Transaction                                       4,641.5                     4,650.4
Separate accounts assets                                                              4,018.6                     5,195.2
Other assets                                                                          2,911.9                     3,984.5
                                                                                -------------                ------------
   Total Assets                                                                 $    24,341.8                $   25,656.6

Policyholders' liabilities                                                      $    10,806.1                $   10,488.2
Liabilities transferred in Group Pension Transaction                                  4,562.8                     4,597.1
Separate account liabilities                                                          4,015.8                     5,192.3
Short term debt                                                                           7.0                       320.0
Long term debt                                                                          883.2                       583.1
Other liabilities                                                                     1,998.5                     2,423.7
                                                                                -------------                ------------
   Total Liabilities                                                                 22,273.4                    23,604.4
Equity                                                                                1,958.9                     2,014.1
Accumulated comprehensive income (ACI)                                                  109.5                        38.1
                                                                                -------------                ------------
   Total Shareholders' Equity                                                         2,068.4                     2,052.2
                                                                                -------------                ------------
   Total Liabilities and Shareholders' Equity                                   $    24,341.8                $   25,656.6
                                                                                =============                ============

SHARE DATA:
Diluted book value per share                                                    $       43.81                $      41.55
Diluted book value per share (excluding accumulated comprehensive income)       $       41.49                $      40.78

CAPITALIZATION:
Long-term debt                                                                  $       883.2                $      583.1
Shareholders' Equity (Excluding ACI)                                                  1,958.9                     2,014.1
                                                                                -------------                ------------
Total capitalization                                                            $     2,842.1                $    2,597.2
                                                                                =============                ============

Debt as Percent of Total Capitalization                                                 31.1%                       22.5%
                                                                                =============                ============


STATUTORY DATA:
Capital and Surplus                                                             $       726.5                $      917.4
Asset Valuation Reserve (AVR)                                                           217.9                       201.0
                                                                                -------------                ------------
Total Capital and Surplus plus AVR                                              $       944.4                $    1,118.4
                                                                                =============                ============

Exhibit 1
(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Three-Months Ended                  Nine-Months Ended
                                                                        September 30,                        September 30,
                                                                   2002                2001              2002             2001
                                                                   ----                ----              ----             ----
                                                                      ($ millions)                          ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                    $        160.5      $       162.0     $        494.8    $        500.5
Universal life and investment-type product policy fees                54.6               50.1              156.1             152.1
Net investment income                                                170.1              172.9              541.7             546.1
Net realized (losses)/gains on investments                           (41.2)               0.5              (69.1)              6.0
Group Pension Profits                                                  6.8                8.0               22.0              27.2
Retail Brokerage and Investment Banking                              109.1               82.1              297.5             253.0
Other income                                                          24.9               21.8               92.4              93.8
                                                            ---------------     --------------    ---------------   ---------------
                                                                     484.8              497.4            1,535.4           1,578.7
                                                            ---------------     --------------    ---------------   ---------------
BENEFITS AND EXPENSES:

Benefits to policyholders                                            195.3              203.9              585.5             596.1
Interest credited to policyholders account balances                   30.0               27.9               85.8              83.2
Amortization of deferred policy acquisition costs                     49.6               32.9              120.5              98.4
Dividends to policyholders                                            53.4               54.5              171.8             169.7
Other operating costs and expenses                                   202.9              190.0              613.2             591.0
                                                            ---------------     --------------    ---------------   ---------------
                                                                     531.2              509.2            1,576.8           1,538.4
                                                            ---------------     --------------    ---------------   ---------------
(Loss)/Income before income tax                                      (46.4)             (11.8)             (41.4)             40.3
Income tax (benefit)/expense                                         (16.2)              (3.1)             (14.5)             13.4
                                                            ---------------     --------------    ---------------   ---------------
Net (Loss)/Income                                           $        (30.2)     $        (8.7)     $       (26.9)    $        26.9
                                                            ===============     ==============    ===============   ===============

-----------------------------------------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.

Exhibit 2

                           PROTECTION PRODUCTS SEGMENT

--------------------------------------------------------------------------------

     The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.

--------------------------------------------------------------------------------

Exhibit 3
(Unaudited)

                        PROTECTION PRODUCTS SEGMENT (1)
                             INCOME STATEMENT DATA

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Three-Months Ended               Nine-Months Ended
                                                                            September 30,                    September 30,
                                                                       2002               2001          2002              2001
                                                                       ----               ----          ----              ----
                                                                             ($ millions)                     ($ millions)
--------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                            $  155.9           $  159.1       $  480.8          $  490.5
Universal life and investment-type product policy fees                  42.9               38.4          118.4             110.0
Net investment income                                                  146.0              138.1          445.1             437.5
Group Pension Profits                                                    6.8                8.0           22.0              27.2
Other income                                                           (11.2)              (5.7)          (8.0)              0.7
                                                                    --------           --------       --------          --------
  Total revenues                                                       340.4              337.9        1,058.3           1,065.9
                                                                    --------           --------       --------          --------
BENEFITS AND EXPENSES:
Benefits to policyholders                                              174.5              191.3          534.0             558.6
Interest credited to policyholder account balances                      15.8               15.5           46.2              45.6
Amortization of deferred policy acquisition costs                       32.4               25.7           89.6              80.9
Dividends to policyholders                                              52.8               53.9          170.0             167.8
Other operating costs and expenses                                      42.6               44.2          152.3             162.4
                                                                    --------           --------       --------          --------
  Total benefits and expenses                                          318.1              330.6          992.1           1,015.3
                                                                    --------           --------       --------          --------

Pre-tax operating income                                                22.3                7.3           66.2              50.6
Net realized (losses)/gains on investments                             (31.3)               1.3          (49.9)              5.4
                                                                    --------           --------       --------          --------
Pre-tax (loss)/income                                               $   (9.0)          $    8.6       $   16.3          $   56.0
                                                                    ========           ========       ========          ========

OPERATING INCOME RECONCILIATION:
Pre tax operating income                                            $   22.3           $    7.3       $   66.2          $   50.6
Policyholder dividends resulting from closed
  block realized (losses)/gains                                         (5.1)               2.7           (8.0)              4.7
                                                                    --------           --------       --------          --------
Operating Income                                                    $   17.2           $   10.0       $   58.2          $   55.3
                                                                    ========           ========       ========          ========

--------------------------------------------------------------------------------------------------------------------------------

(1)These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.


                                                             Three-Months Ended                      Nine-Months Ended
                                                                September 30,                           September 30,
($ millions)                                              2002                2001                2002                2001
                                                       ---------           ---------           ---------           ---------
Operating Income                                        $  17.2             $  10.0             $  58.2             $  55.3
Litigation related charges                                  -                   -                   5.5                 -
Venture Capital losses                                      6.5                11.3                 6.2                10.3
                                                       ---------           ---------           ---------           ---------
Operating Income excluding venture
  capital and litigation related charges                $  23.7             $  21.3             $  69.9             $  65.6
                                                       =========           =========           =========           =========

                                       8

Exhibit 4A
(Unaudited)

                             GROUP PENSION PROFIT
                           SUMMARY INCOME STATEMENT

--------------------------------------------------------------------------------------------------------
                                                          Three-Months Ended        Nine-Months Ended
                                                            September 30,             September 30,
INCOME STATEMENT DATA:                                     2002        2001         2002         2001
                                                           ----        ----         ----         ----
                                                             ($ millions)             ($ millions)
--------------------------------------------------------------------------------------------------------
REVENUES:
Policy product fees                                       $   4.4     $   4.8     $   13.7     $   14.3
Net investment income                                        21.8        25.0         67.6         78.0
Net realized (losses)/gains on investments                   (0.3)        1.3         (0.2)         4.9
                                                          -------     -------     --------     --------
  Total revenues                                             25.9        31.1         81.1         97.2
                                                          -------     -------     --------     --------
BENEFITS AND EXPENSES:
Interest credited to policyholder account balances           15.8        19.1         48.2         56.2
Other operating costs and expenses                            3.3         4.0         10.9         13.8
                                                          -------     -------     --------     --------
  Total benefits and expenses                                19.1        23.1         59.1         70.0
                                                          -------     -------     --------     --------

  Group Pension Profits                                   $   6.8     $   8.0     $   22.0     $   27.2
                                                          =======     =======     ========     ========


        ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

-------------------------------------------------------------------------------------------
                                                   September 30,              December 31,
                                                      2002                       2001
                                                      ----                       ----
                                                                ($ millions)
-------------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed maturities                                $   1,406.1                 $   1,400.5
  Mortgage loans on real estate                           -                          26.5
  Cash and cash equivalents                              23.0                        19.4
  Other Assets                                           21.9                        24.5
                                                  -----------                 -----------
    Total general account assets                      1,451.0                     1,470.9
Separate account assets                               3,190.5                     3,179.5
                                                  -----------                 -----------
    Total Assets                                  $   4,641.5                 $   4,650.4
                                                  ===========                 ===========

Liabilities:
General Account
  Policyholder account balances and
    other liabilities                             $   1,372.3                 $   1,417.6
Separate account liabilities                          3,190.5                     3,179.5
                                                  -----------                 -----------
  Total Liabilities                               $   4,562.8                 $   4,597.1
                                                  ===========                 ===========


Exhibit 4B
(Unaudited)

                                    CLOSED BLOCK INCOME STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
                                                     Three-Months Ended                              Nine-Months Ended
                                                        September 30,                                  September 30,
                                                 2002                   2001                    2002                   2001
                                                 ----                   ----                    ----                   ----
                                                        ($ millions)                                   ($ millions)
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                      $     119.4            $    129.8              $    367.4             $    397.3
Net investment income                               101.0                 100.0                   297.7                  299.0
Net realized (losses)/gains on investments           (5.1)                  2.7                    (8.0)                   4.7
Other income                                          0.7                   0.5                     1.6                    1.5
                                              -----------            -----------             ----------             ----------
  Total revenues                                    216.0                 233.0                   658.7                  702.5
                                              -----------            -----------             ----------             ----------
BENEFITS AND EXPENSES:
Benefits to policyholders                           135.9                 151.7                   410.7                  445.1
Interest credited to policyholders
  account balances                                    2.1                   2.3                     6.3                    6.5
Amortization of deferred policy
  acquisition costs                                  12.9                  13.9                    37.1                   46.1
Dividends to policyholders                           54.0                  53.9                   170.2                  167.3
Operating costs and expenses                          1.4                   1.6                     4.5                    5.7
                                              -----------            -----------             ----------             ----------
  Total benefits and expenses                       206.3                 223.4                   628.8                  670.7
                                              -----------            -----------             ----------             ----------
   Closed Block Profit                        $       9.7            $      9.6              $     29.9             $     31.8
                                              ===========            ===========             ==========             ==========



                               CLOSED BLOCK ASSETS AND LIABILITIES

-------------------------------------------------------------------------------------------
                                               September 30,                  December 31,
                                                  2002                            2001
                                                  ----                            ----
                                                            ($ millions)
-------------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed maturities                            $   4,257.2                     $  3,868.9
  Mortgage loans on real estate                     556.7                          622.1
  Real estate to be disposed of                       8.1                            -
  Amounts due from broker                             1.0                            6.2
  Policy loans                                    1,114.6                        1,144.3
  Cash and cash equivalents                          39.6                           56.2
  Premiums receivable                                 6.8                           12.5
  Deferred policy acquisition costs                 445.6                          500.6
  Other assets                                      224.6                          219.3
                                              -----------                     ----------
    Total closed block assets                 $   6,654.2                     $  6,430.1
                                              ===========                     ==========

Liabilities:
General Account
  Future policy benefits                      $   6,886.3                     $  6,869.8
  Policyholders' account balances                   290.9                          292.9
  Other policyholders' liabilities                  158.8                          162.2
  Other liabilities                                 366.6                          163.9
                                              -----------                     ----------
    Total closed block liabilities            $   7,702.6                     $  7,488.8
                                              ===========                     ==========

Exhibit 4C
(Unaudited)

                FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                          Year Ended
                                                   September 30, 2002                                December 31, 2001

  NAIC      Rating Agency               Amortized         % of         Estimated       Amortized           % of          Estimated
 Rating     Equivalent Designation         Cost           Total        Fair Value        Cost              Total         Fair Value
 ------     ----------------------         ----           -----        ----------        ----              -----         ----------
                                                      ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
    1       Aaa/Aa/A                    $  1,666.1        74.4%        $  1,815.2      $  1,589.1           76.7%        $  1,631.6
    2       Baa                              457.5        19.9%             484.5           391.3           18.8%             399.6
    3       Ba                               118.2         4.7%             112.8            93.1            4.1%              86.2
    4       B                                 36.9         0.9%              21.6             5.0            0.2%               4.9
    5       Caa and lower                                  0.0%                               5.0            0.2%               5.1
    6       In or near default                 3.1         0.1%               3.5             0.6            0.0%               0.5
                                        ----------       -----         ----------      ----------          -----         ----------
            Subtotal                       2,281.8       100.0%           2,437.6         2,084.1          100.0%           2,127.9
            Redeemable preferred stock         -           0.0%               -               -              0.0%               -
                                        ----------       -----         ----------      ----------          -----         ----------

            Total Public Fixed
            Maturities                  $  2,281.8       100.0%        $  2,437.6      $  2,084.1          100.0%        $  2,127.9
                                        ==========       =====         ==========      ==========          =====         ==========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                          Year Ended
                                                   September 30, 2002                                December 31, 2001

  NAIC      Rating Agency               Amortized         % of         Estimated       Amortized           % of          Estimated
 Rating     Equivalent Designation         Cost           Total        Fair Value        Cost              Total         Fair Value
 ------     ----------------------         ----           -----        ----------        ----              -----         ----------
                                                      ($ millions)                                     ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
   1        Aaa/Aa/A                    $    746.1        44.5%        $    809.0      $   845.3            50.3%        $    875.1
   2        Baa                              732.7        43.8%             797.5          742.5            43.6%             759.5
   3        Ba                               155.8         8.7%             157.6           83.6             4.8%              83.3
   4        B                                 38.9         2.0%              36.5           17.8             1.0%              17.1
   5        Caa and lower                     16.0         0.5%               9.5            7.5             0.3%               6.0
   6        In or near default                10.8         0.5%               9.5            -               0.0%               -
                                        ----------       -----         ----------      ----------          -----         ----------
            Subtotal                       1,700.3       100.0%           1,819.6        1,696.7           100.0%           1,741.0
            Redeemable preferred stock         -           0.0%               -              -               0.0%               -
                                        ----------       -----         ----------      ----------          -----         ----------
            Total Private Fixed
            Maturities                  $  1,700.3       100.0%        $  1,819.6      $ 1,696.7           100.0%        $  1,741.0
                                        ==========       =====         ==========      =========           =====         ==========


TOTAL FIXED MATURITIES BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------------------------
                                                         As of                                          Year Ended
                                                   September 30, 2002                                December 31, 2001

  NAIC      Rating Agency               Amortized         % of         Estimated       Amortized           % of          Estimated
 Rating     Equivalent Designation         Cost           Total        Fair Value        Cost              Total         Fair Value
 ------     ----------------------         ----           -----        ----------        ----              -----         ----------
                                                      ($ millions)                                     ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
   1         Aaa/Aa/A                   $  2,412.2        61.6%        $  2,624.2      $  2,434.4           64.8%        $  2,506.7
   2         Baa                           1,190.2        30.1%           1,282.0         1,133.8           29.9%           1,159.1
   3         Ba                              274.0         6.4%             270.4           176.7            4.4%             169.5
   4         B                                75.8         1.4%              58.1            22.8            0.6%              22.0
   5         Caa and lower                    16.0         0.2%               9.5            12.5            0.3%              11.1
   6         In or near default               13.9         0.3%              13.0             0.6            0.0%               0.5
                                        ----------       -----         ----------      ----------          -----         ----------
             Subtotal                      3,982.1       100.0%           4,257.2         3,780.8          100.0%           3,868.9
             Redeemable preferred stock        -           0.0%               -               -              0.0%               -
                                        ----------       -----         ----------      ----------          -----         ----------

             Total Fixed
             Maturities                 $  3,982.1       100.0%        $  4,257.2      $  3,780.8          100.0%        $  3,868.9
                                        ==========       =====         ==========      ==========          =====         ==========

------------------------------------------------------------------------------------------------------------------------------------

Exhibit 5
(Unaudited)

                               PROTECTION PRODUCTS SEGMENT
                       NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

---------------------------------------------------------------------------------------------------------------------
                                               Three-Months Ended                           Nine-Months Ended
                                                  September 30,                               September 30,
                                         2002                   2001                   2002                     20001
                                         ----                   ----                   ----                     -----
                                                 ($ millions)                                   ($ millions)
---------------------------------------------------------------------------------------------------------------------
PROTECTION BUSINESS SALES:
  Traditional life                   $      1.7             $      0.9             $      3.3             $      1.9
  Term                                     10.8                   10.7                   32.2                   29.1
  Universal life                            8.5                    8.3                   27.5                   20.7
  Variable universal life                   9.0                   15.0                   29.7                   43.8
  Corporate owned life insurance           78.2                   19.6                  124.7                   55.4
  Group universal life                      0.5                    0.3                    1.3                    1.0
                                     -----------            -----------            -----------            -----------
  Total                              $    108.7             $     54.8             $    218.7             $    151.9
                                     ===========            ===========            ===========            ===========




---------------------------------------------------------------------------------------------------
                                                                As of
                                            September 30,                    December 31,
                                                2002                            2001
                                                ----                            ----

---------------------------------------------------------------------------------------------------
               Insurance In Force ($ in millions except number of policies)
---------------------------------------------------------------------------------------------------
Traditional Life (1):
 Number of policies (in thousands)                  841.2                            857.3
 GAAP life reserves                        $      7,433.8                   $      7,374.8
 Face amounts                              $     79,568.8                   $     73,678.2

Universal Life:
 Number of policies (in thousands)                   73.8                             74.7
 GAAP life reserves                        $        747.3                   $        711.2
 Face amounts                              $     10,844.9                   $     10,843.6

Variable Universal Life:
 Number of policies (in thousands)                   67.6                             65.9
 GAAP life reserves                        $        811.9                   $        772.0
 Face amounts                              $     18,720.8                   $     18,231.2

Group Universal Life:
 Number of policies (in thousands)                   42.1                             43.9
 GAAP life reserves                        $         68.6                   $         66.7
 Face amounts                              $      1,494.7                   $      1,571.4

Total:
 Number of policies (in thousands)                1,024.7                          1,041.8
 GAAP life reserves                        $      9,061.6                   $      8,924.7
 Face amounts                              $    110,629.2                   $    104,324.4

---------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 6
(Unaudited)

                        PROTECTION PRODUCTS SEGMENT
                   STATUTORY DIRECT PREMIUMS BY PRODUCT

-------------------------------------------------------------------------------------------------------------------
                                                           Three-Months Ended                  Nine-Months Ended
                                                             September 30,                       September 30,
                                                        2002              2001              2002             2001
                                                        ----              ----              ----             ----
                                                                               ($ millions)
-------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE:
Traditional Life (1):
First year & single                                   $  42.4           $  45.2           $ 126.7          $ 132.5
Renewal                                                 116.9             113.5             359.3            351.5
                                                      -------           -------           -------          -------
  Total                                               $ 159.3           $ 158.7           $ 486.0          $ 484.0
                                                      =======           =======           =======          =======

Universal Life:
First year & single                                   $   9.4           $   8.8           $  27.1          $  20.3
Renewal                                                  24.3              22.9              71.9             71.7
                                                      -------           -------           -------          -------
  Total                                               $  33.7           $  31.7           $  99.0          $  92.0
                                                      =======           =======           =======          =======

Variable Universal Life:
First year & single                                   $  10.5           $  17.6           $  37.2          $  52.2
Renewal                                                  28.0              24.3              81.5             68.9
                                                      -------           -------           -------          -------
  Total                                               $  38.5           $  41.9           $ 118.7          $ 121.1
                                                      =======           =======           =======          =======

Corporate Sponsored Variable Universal Life:
First year & single                                   $  70.5           $  23.7           $ 101.8          $  49.8
Renewal                                                   4.7              13.4              27.2             42.0
                                                      -------           -------           -------          -------
  Total                                               $  75.2           $  37.1           $ 129.0          $  91.8
                                                      =======           =======           =======          =======

Group Universal Life:
 First year & single                                  $   0.3           $   0.4           $   1.1          $   1.5
 Renewal                                                  2.6               2.6               7.9              8.0
                                                      -------           -------           -------          -------
   Total                                              $   2.9           $   3.0           $   9.0          $   9.5
                                                      =======           =======           =======          =======

Total life insurance                                  $ 309.6           $ 272.4           $ 841.7          $ 798.4
                                                      =======           =======           =======          =======

-------------------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 7

                          ACCUMULATION PRODUCTS SEGMENT

-------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

-------------------------------------------------------------------------------

Exhibit 8
(Unaudited)

                            ACCUMULATION PRODUCTS SEGMENT
                                INCOME STATEMENT DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Three-Months Ended                               Nine-Months Ended
                                                        September 30,                                   September 30,
                                                2002                     2001                  2002                        2001
                                                ----                     ----                  ----                        ----
                                                        ($ millions)                                    ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                 $              2.3      $              1.0       $             7.1      $            3.4
Universal life and investment-type
 product policy fees                                   11.6                    12.5                    36.3                   42.0
Net investment income                                  18.4                    18.6                    60.1                   56.9
Other income                                           21.6                    23.5                    73.2                   76.7
                                        --------------------    --------------------     -------------------    -------------------
   Total revenues                                      53.9                    55.6                   176.7                  179.0
                                        --------------------    --------------------     -------------------    -------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                              10.8                     7.3                    29.4                   19.1
Interest credited to policyholder
 account balances                                      12.0                    10.4                    33.2                   31.0
Amortization of deferred policy
 acquisition costs                                     17.2                     7.2                    30.9                   17.5
Dividends to policyholders                              0.4                     0.5                     1.0                    1.2
Other operating costs and expenses                     29.0                    29.6                    88.4                   86.9
                                        --------------------    --------------------     -------------------    -------------------
Total benefits and expenses                            69.4                    55.0                   182.9                  155.7
                                        --------------------    --------------------     -------------------    -------------------

Pre-tax operating (loss)/income                       (15.5)                    0.6                    (6.2)                  23.3
Net realized (losses)/gains
 on investments                                        (7.3)                    0.1                   (14.5)                   2.3
                                        --------------------    --------------------     -------------------    -------------------
Pre-tax (loss)/income                    $            (22.8)     $              0.7       $           (20.7)     $            25.6
                                        ====================    ====================     ===================    ===================


-----------------------------------------------------------------------------------------------------------------------------------

                                                     Three-Months Ended                               Nine-Months Ended
                                                        September 30,                                   September 30,
($ millions)                                    2002                    2001                    2002                    2001
                                        ====================    ====================     ===================    ===================
Operating (loss)/income                  $            (15.5)     $              0.6       $            (6.2)     $            23.3
Litigation related charges                                -                       -                     1.0                      -
Venture Capital losses                                  1.1                     2.2                     1.1                    1.9
                                        --------------------    --------------------     -------------------    -------------------
Operating (loss)/income excluding
 venture capital and litigation
  related charges                        $            (14.4)     $              2.8       $            (4.1)     $            25.2
                                        ====================    ====================     ===================    ===================

Exhibit 9
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                             ASSETS UNDER MANAGEMENT

-----------------------------------------------------------------------------------------------------------------------------------

                                            September 30,             September 30,          December 31,
                                                2002                      2001                   2001
                                                                      ($ billions)
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION SEGMENT:
Assets under management
  Individual variable annuities          $                3.1      $              3.5      $              3.9
  Individual fixed annuities                              0.7                     0.7                     0.7
  Proprietary retail mutual funds                         3.5                     4.0                     4.4
                                        ----------------------    --------------------    --------------------
                                         $                7.3      $              8.2      $              9.0
                                        ======================    ====================    ====================


                                                      Three-Months Ended                              Nine-Months Ended
                                                         September 30,                                  September 30,
                                                 2002                     2001                   2002                    2001
                                                 ----                     ----                   ----                    ----
                                                         ($ billions)                                   ($ billions)
RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY:
  Beginning account value                $                3.5      $              4.0      $              3.9      $           4.4
  Sales                                                   0.1                     0.1                     0.3                  0.3
  Market appreciation                                    (0.3)                   (0.5)                   (0.7)                (0.8)
  Mortality and expense                                  (0.0)                   (0.0)                   (0.0)                (0.0)
  Surrenders and withdrawals                             (0.1)                   (0.1)                   (0.3)                (0.3)
                                        ----------------------    --------------------    --------------------    -----------------
                                         $                3.1      $              3.5      $              3.1      $           3.5
                                        ======================    ====================    ====================    =================
ENTERPRISE GROUP OF FUNDS:
  Beginning account value                $                4.0      $              4.5      $              4.4      $           4.8
  Sales                                                   0.2                     0.3                     0.9                  1.0
  Dividends reinvested                                    0.0                     0.0                     0.0                  0.0
  Market appreciation                                    (0.5)                   (0.6)                   (1.0)                (1.0)
  Redemptions                                            (0.3)                   (0.3)                   (0.9)                (0.9)
                                        ----------------------    --------------------    --------------------    -----------------
  Ending account value                   $                3.5      $              4.0      $              3.5      $           4.0
                                        ======================    ====================    ====================    =================

Exhibit 10

                     RETAIL BROKERAGE AND INVESTMENT BANKING

-------------------------------------------------------------------------------


The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, The Advest Group, Inc. ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). AGI through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

-------------------------------------------------------------------------------

Exhibit 11
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                              INCOME STATEMENT DATA

-------------------------------------------------------------------------------------------------------------------------
                                                               Three-Months Ended                 Nine-Months Ended
                                                                  September 30,                    September 30,
                                                              2002            2001             2002            2001
                                                              ----            ----             ----            ----
                                                                 ($ millions)                     ($ millions)
-------------------------------------------------------------------------------------------------------------------------
REVENUES:
Net investment income                                    $       (5.1)    $        2.1     $        0.3     $        5.2
Retail brokerage and investment banking                         109.1             82.1            297.5            253.0
Other income                                                     (0.3)               -              0.7                -
                                                        --------------   --------------   --------------   --------------
  Total revenues                                                103.7             84.2            298.5            258.2
                                                        --------------   --------------   --------------   --------------
BENEFITS AND EXPENSES:
Other operating costs and expenses                              102.2             93.5            297.1            271.3
                                                        --------------   --------------   --------------   --------------
  Total benefits and expenses                                   102.2             93.5            297.1            271.3
                                                        --------------   --------------   --------------   --------------

Pre-tax operating income/(loss)                                   1.5             (9.3)             1.4            (13.1)
Net realized losses on investments                                  -                -                -             (0.2)
                                                        --------------   --------------   --------------   ---------------
Pre-tax income/(loss)                                    $        1.5     $       (9.3)    $        1.4     $      (13.3)
                                                        ==============   ==============   ==============   ===============

Exhibit 12
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                                  Three-Months Ended                Nine-Months Ended
                                                     September 30,                    September 30,
                                            ----------------------------       ---------------------------
REVENUES:                                     2002                 2001          2002               2001
                                            -------              -------       --------           --------
                                                    ($ millions)                       ($ millions)
Commissions                                 $  39.3              $  35.7       $  124.7           $  103.1
Interest                                        9.0                 13.9           27.1               46.5
Principal transactions                         31.7                 17.2           79.0               55.2
Asset management and administration             6.8                 12.8           32.9               35.2
Investment banking                             16.0                  2.9           30.0               12.2
Other                                           0.9                  1.7            4.8                5.8
                                            -------              -------       --------           --------
  Total revenues                              103.7                 84.2          298.5              258.0
                                            -------              -------       --------           --------

EXPENSES:
Compensation                                   56.7                 48.7          167.5              136.6
Interest                                        5.7                  9.6           16.2               32.1
Goodwill and other intangible amortization      1.0                  3.4            3.1                9.2
Other                                          38.8                 31.8          110.3               93.4
                                            -------              -------       --------           --------
    Total expenses                            102.2                 93.5          297.1              271.3
                                            -------              -------       --------           --------
Pre-tax income/(loss)                       $   1.5              $  (9.3)      $    1.4              (13.3)
                                            =======              =======       ========           ========
----------------------------------------------------------------------------------------------------------


                                               ADVEST - NET INTEREST                               ADVEST - NET INTEREST
                                                Three-Months Ended                                   Nine-Months Ended
                                  September 30, 2002           September 30, 2001       September 30, 2002       September 30, 2001
                                -----------------------     ----------------------    -----------------------   --------------------
                                                   ($ millions)                                        ($ millions)
                                                   ------------                                        ------------
Net Interest Income -
Interest Income:
  Brokerage customers (1)       $       3.6       40.0%     $     6.8        48.9%    $      11.7       43.2%     $    20.9    44.9%
  Stock borrowed  (1)                   1.2       13.2%           5.4        38.8%            3.6       13.3%          19.0    40.9%
  Investments                           0.1        1.1%           0.2         1.4%            0.2        0.7%           0.5     1.2%
  Security inventory                    3.3       36.7%           2.0        14.4%            8.5       31.3%           4.8    10.3%
  Other                                 0.8        9.0%          (0.5)       -3.5%            3.1       11.5%           1.3     2.7%
                                -----------------------     ----------------------    -----------------------     ------------------
                                $       9.0      100.0%     $    13.9       100.0%    $      27.1      100.0%     $    46.5   100.0%
                                -----------------------     ----------------------    -----------------------     ------------------

Interest Expense:
  Stock loaned  (1)                     3.8       66.7%           5.9        61.5%            9.9       61.1%          19.4    60.4%
  Brokerage customers                   1.6       28.1%           0.7         7.3%            4.7       29.0%           2.9     9.0%
  Borrowings                            0.3        5.2%           3.0        31.2%            1.3        8.0%           9.6    30.0%
  Other                                   -        0.0%             -         0.0%            0.3        1.9%           0.2     0.6%
                                -----------------------     ----------------------    -----------------------     ------------------
                                        5.7      100.0%           9.6       100.0%           16.2      100.0%          32.1   100.0%
                                -----------------------     ----------------------    -----------------------     ------------------
Net interest income             $       3.3       36.7%     $     4.3        30.9%    $      10.9       40.2%     $    14.4    31.0%
                                =======================     ======================    =======================     ==================

(1) The decrease in interest income from 2001 to 2002 reflected in the line items above entitled "Brokerage customers" and "Stock borrowed", as well as the decrease in interest expense from 2001 to 2002 reflected in the line item "Stock loaned" resulted from the outsourcing of Advest's clearing operation to Wexford which was completed in early 2002. In connection with the outsourcing, Advest entered into an interest-sharing agreement with Wexford which has resulted in lower net interest profits in the current year.

--------------------------------------------------------------------------------
                             ADVEST STATISTICAL DATA

                                                              As of
                                                        September 30, 2002
                                                       --------------------
Client Assets ( in millions) *                           $       30,849.2

Number of Client Accounts (in thousands)                              276


* Includes assets managed under fee-based programs of approximately $5,714 million.

Exhibit 13

                             OTHER PRODUCTS SEGMENT
-------------------------------------------------------------------------------

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

-------------------------------------------------------------------------------



                               RECONCILING AMOUNTS
-------------------------------------------------------------------------------

The reconciling amounts include certain benefits for the Company's benefit plans, the results of the holding companies and certain non-recurring items.

-------------------------------------------------------------------------------

Exhibit 14
(Unaudited)

                       OTHER/RECONCILING PRODUCTS SEGMENT
                              INCOME STATEMENT DATA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Three-Months Ended         Nine-Months Ended
                                                                                 September 30,             September 30,
                                                                              2002         2001        2002          2001
                                                                              ----         ----        ----          ----
                                                                                ($ millions)              ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                   $     2.3    $     1.9    $     6.9    $     6.6
Universal life and investment-type product policy fees                           0.1         (0.8)         1.4          0.1
Net investment income                                                           10.8         14.1         36.2         46.5
Other income                                                                    14.8          4.0         26.5         16.4
                                                                          -----------  -----------  -----------  -----------
     Total revenues                                                             28.0         19.2         71.0         69.6
                                                                          -----------  -----------  -----------  -----------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                       10.0          5.3         22.1         18.4
Interest credited to policyholder account balances                               2.2          2.0          6.4          6.6
Dividends to policyholders                                                       0.2          0.1          0.8          0.7
Other operating costs and expenses                                              29.1         22.7         75.4         70.4
                                                                          -----------  -----------  -----------  -----------
    Total benefits and expenses                                                 41.5         30.1        104.7         96.1
                                                                          -----------  -----------  -----------  -----------

Pre-tax operating loss                                                         (13.5)       (10.9)       (33.7)       (26.5)
Net realized losses on investments                                              (2.6)        (0.9)        (4.7)        (1.5)
                                                                          -----------  -----------  -----------  -----------
Pre-tax loss                                                               $   (16.1)   $   (11.8)   $   (38.4)   $   (28.0)
                                                                          ===========  ===========  ===========  ===========

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Three-Months Ended         Nine-Months Ended
                                                                                 September 30,             September 30,
($ millions)                                                                  2002         2001        2002          2001
                                                                          -----------  -----------  -----------  -----------
Operating Loss                                                             $   (13.5)   $   (10.9)   $   (33.7)   $   (26.5)
Litigation related charges                                                         -            -          0.3            -
Venture Capital losses                                                           0.3          2.0          0.3          1.8
                                                                          -----------  -----------  -----------  -----------
Operating Loss excluding venture capital                                   $   (13.2)   $    (8.9)   $   (33.1)   $   (24.7)
                                                                          ===========  ===========  ===========  ===========

                                  INVESTMENTS


             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16
(Unaudited)

                       CONSOLIDATED GAAP INVESTED ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                                 As of                                 As of
                                                           September 30, 2002                     December 31, 2001
                                                       Carrying             % of            Carrying                    % of
                                                        Value               Total            Value                      Total
                                                        -----               -----            -----                      -----
INVESTED ASSETS                                                                  ($ Millions)
-------------------------------------------------------------------------------------------------------------------------------
Fixed Maturities, Available for Sale                  $ 7,913.6             66.4%           $ 6,976.0                    62.8%
Fixed Maturities, Held to Maturity                          0.1              0.0%                 0.1                     0.0%
Equity Securities, Available for Sale                     252.4              2.1%               299.2                     2.7%
Mortgage Loans on Real Estate                           1,741.3             14.6%             1,809.7                    16.3%
Policy Loans                                            1,206.7             10.1%             1,229.0                    11.1%
Real Estate to be Disposed Of                             158.8              1.3%               172.3                     1.6%
Real Estate Held for Investment                            54.3              0.5%                58.5                     0.5%
Other Invested Assets                                     140.5              1.2%               116.7                     1.0%
Cash and Cash Equivalents                                 451.1              3.8%               441.0                     4.0%
                                                     --------------------------------------------------------------------------
  Invested Assets, excluding Trading Securities       $11,918.8             100.0%          $11,102.5                   100.0%
                                                     ==========================================================================

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17
(Unaudited)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

---------------------------------------------------------------------------------------------------------------------------
                                       Three Months Ended           Three Months Ended             Nine Months Ended
                                       September 30, 2002           September 30, 2001            September 30, 2002
                                   Yield (2)          Amount    Yield (2)           Amount    Yield (1)            Amount
                                   ---------          ------    ---------           ------    ---------            ------
                                 ($ millions)                 ($ millions)                  ($ millions)        ($ millions)
---------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                       6.6%       $    120.4        7.6%        $    124.8        6.9%        $     369.5
Realized Gains (losses)                -0.3%             (4.9)       0.3%               4.9       -0.3%              (16.6)
  Total                                 6.3%       $    115.5        7.9%        $    129.7        6.6%        $     352.9
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $  7,429.5                    $  6,568.6                    $   7,429.5
                                  ----------------------------   ---------------------------   ----------------------------
EQUITY SECURITIES
Investment Income                     -10.8%       $     (7.3)     -18.5%        $    (14.7)      -2.9%        $      (5.9)
Realized Gains (losses)               -24.6%            (16.7)      -2.3%              (1.8)     -10.7%              (22.2)
  Total                               -35.4%       $    (24.0)     -20.8%        $    (16.5)     -13.6%        $     (28.1)
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $    252.4                    $    310.5                    $     252.4
                                  ----------------------------   ---------------------------   ----------------------------
MORTGAGE LOANS                          7.7%       $     33.8        8.0%        $     35.5        7.8%        $     103.5
Realized Gains (losses)                 0.6%              2.8       -0.1%              (0.4)       0.1%                1.2
  Total                                 8.3%       $     36.6        7.9%        $     35.1        7.9%        $     104.7
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $  1,741.3                    $  1,814.5                    $   1,741.3
                                  ----------------------------   ---------------------------   ----------------------------
REAL ESTATE (3)
Investment Income                       3.5%       $      2.0        6.0%        $      3.3        7.8%        $      13.0
Realized Gains (losses)               -41.1%            (23.4)      -1.2%              (0.6)     -20.3%              (33.7)
  Total                               -37.6%       $    (21.4)       4.8%        $      2.7      -12.5%        $     (20.7)
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $    213.1                    $    223.7                    $     213.1
                                  ----------------------------   ---------------------------   ----------------------------
POLICY LOANS
Investment Income                       6.9%       $     20.7       7.1%         $     22.0        7.0%        $      63.6
Realized Gains (losses)                 0.0%                -       0.0%         $        -        0.0%                  -
  Total                                 6.9%       $     20.7       7.1%         $     22.0        7.0%        $      63.6
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $  1,206.7                    $  1,244.8                    $   1,206.7
                                  ----------------------------   ---------------------------   ----------------------------
CASH AND CASH EQUIVALENTS
Investment Income                       2.6%       $      2.8       4.1%         $      6.9        2.2%        $       7.6
Realized Gains (losses)                 0.0%             (0.0)      0.0%         $      0.0        0.0%               (0.0)
  Total                                 2.6%       $      2.8       4.1%         $      6.9        2.2%        $       7.6
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $    451.1                    $    618.7                    $     451.1
                                  ----------------------------   ---------------------------   ----------------------------
OTHER INVESTED ASSETS
Investment Income                       9.8%       $      3.2        9.1%        $      3.4       12.6%        $      12.1
Realized Gains (losses)                 2.8%              0.9       -4.0%        $     (1.5)       2.3%                2.2
  Total                                12.6%       $      4.1        5.1%        $      1.9       14.9%        $      14.3
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $    140.5                    $    142.1                    $     140.5
                                  ----------------------------   ---------------------------   ----------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                       6.2%       $    175.6        6.6%        $    181.1        6.7%        $     563.4
Realized Gains (losses)                -1.4%            (41.2)       0.0%               0.5       -0.8%              (69.1)
  Total                                 4.8%       $    134.4        6.6%        $    181.6        5.9%        $     494.3
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                      $ 11,434.6                    $ 10,923.0                    $  11,434.6
                                  ----------------------------   ---------------------------   ----------------------------
Other Fee Income                        0.1%       $      2.2        0.1%        $      1.4        0.1%        $       6.5
Investment expense                     -0.3%       $     (7.6)      -0.4%        $     (9.6)      -0.3%        $     (28.1)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                       6.0%       $    170.1        6.3%        $    173.0        6.5%        $     541.7
Realized Gains (losses)                -1.4%            (41.2)       0.0%               0.5       -0.8%              (69.1)
  Total                                 4.5%       $    128.9        6.3%        $    173.5        5.7%        $     472.6
                                  ----------------------------   ---------------------------   ----------------------------
Ending Assets                                        11,434.6                      10,923.0                       11,434.6
                                  ----------------------------   ---------------------------   ----------------------------
Net unrealized gains (losses)
 on fixed maturities                                    484.2                         221.2                          484.2
                                  ----------------------------   ---------------------------   ----------------------------
  Total invested assets                            $ 11,918.8                    $ 11,144.2                    $  11,918.8
                                  ============================   ===========================   ============================

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                       Nine Months Ended                Year Ended
                                       September 30, 2001           December 31, 2001
                                   Yield (1)          Amount    Yield (1)           Amount
                                   ---------          ------    ---------           ------
                                 ($ millions)                 ($ millions)
--------------------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                       7.5%       $    372.6        7.3%        $    492.5
Realized Gains (losses)                 0.2%             12.4        0.0%              (2.6)
  Total                                 7.7%       $    385.0        7.3%        $    489.9
                                  ----------------------------   ---------------------------
Ending Assets                                      $  6,568.6                    $  6,833.0
                                  ----------------------------   ---------------------------
EQUITY SECURITIES
Investment Income                      -5.4%       $    (13.0)     -10.8%        $    (33.9)
Realized Gains (losses)                -3.0%             (7.1)      -2.5%              (7.8)
  Total                                -8.4%       $    (20.1)     -13.3%        $    (41.7)
                                  ----------------------------   ---------------------------
Ending Assets                                      $    310.5                    $    299.2
                                  ----------------------------   ---------------------------
MORTGAGE LOANS                          7.8%       $    104.9        7.8%        $    139.8
Realized Gains (losses)                 0.4%              4.7        0.5%               9.3
  Total                                 8.2%       $    109.6        8.3%        $    149.1
                                  ----------------------------   ---------------------------
Ending Assets                                      $  1,814.5                    $  1,809.7
                                  ----------------------------   ---------------------------
REAL ESTATE (3)
Investment Income                       6.5%       $     10.6        4.3%        $      9.5
Realized Gains (losses)                -1.9%             (3.2)      -2.4%              (5.2)
  Total                                 4.6%       $      7.4        1.9%        $      4.3
                                  ----------------------------   ---------------------------
Ending Assets                                      $    223.7                    $    230.8
                                  ----------------------------   ---------------------------
POLICY LOANS
Investment Income                       6.9%       $     65.0        6.9%        $     86.5
Realized Gains (losses)                 0.0%                -        0.0%                 -
  Total                                 6.9%       $     65.0        6.9%        $     86.5
                                  ----------------------------   ---------------------------
Ending Assets                                      $  1,244.8                    $  1,229.0
                                  ----------------------------   ---------------------------
CASH AND CASH EQUIVALENTS
Investment Income                       4.9%       $     26.4        4.4%        $     29.3
Realized Gains (losses)                 0.0%              0.0       -0.1%              (0.8)
  Total                                 4.9%       $     26.4        4.3%        $     28.5
                                  ----------------------------   ---------------------------
Ending Assets                                      $    618.7                    $    441.0
                                  ----------------------------   ---------------------------
OTHER INVESTED ASSETS
Investment Income                       7.8%       $      7.1        8.4%        $      9.1
Realized Gains (losses)                -1.0%             (0.9)      -4.7%              (5.1)
  Total                                 6.8%       $      6.2        3.7%        $      4.0
                                  ----------------------------   ---------------------------
Ending Assets                                      $    142.1                    $    116.7
                                  ----------------------------   ---------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                       6.9%       $    573.5        6.6%        $    732.8
Realized Gains (losses)                 0.1%              6.0       -0.1%             (12.3)
  Total                                 7.0%       $    579.5        6.5%        $    720.5
                                  ----------------------------   ---------------------------
Ending Assets                                      $ 10,923.0                    $ 10,959.4
                                  ----------------------------   ---------------------------
Other Fee Income                        0.0%       $      3.6        0.0%        $      5.3
Investment expense                     -0.4%       $    (31.0)      -0.4%        $    (46.1)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                       6.6%       $    546.1        6.2%        $    692.1
Realized Gains (losses)                 0.1%              6.0       -0.1%             (12.3)
  Total                                 6.7%       $    552.1        6.1%        $    679.8
                                  ----------------------------   ---------------------------
Ending Assets                                        10,923.0                      10,959.4
                                  ----------------------------   ---------------------------
Net unrealized gains (losses)
 on fixed maturities                                    221.2                         143.1
                                  ----------------------------   ---------------------------
  Total invested assets                            $ 11,144.2                    $ 11,102.5
                                  ============================   ===========================

--------------------------------------------------------------------------------------------

(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $851 million and results are excluded from the yield calculation.

Exhibit 18A
(Unaudited)


                       FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY
----------------------------------------------------------------------------------------------------------------
                                                    As of                              Year Ended
                                               September 30, 2002                   December 31, 2001
 NAIC    Rating Agency                 Amortized    % of      Estimated      Amortized     % of       Estimated
Rating   Equivalent Designation          Cost       Total    Fair Value        Cost        Total     Fair Value
------   ----------------------          ----       -----    ----------        ----        -----     ----------
                                                 ($ millions)
----------------------------------------------------------------------------------------------------------------
  1      Aaa/Aa/A                     $ 3,175.6      73.1%    $ 3,433.8      $ 2,730.4      73.8%     $ 2,806.4
  2      Baa                              903.0      20.4%        958.8          769.5      20.6%         784.9
  3      Ba                               215.7       4.5%        209.3          161.9       4.1%         155.3
  4      B                                 83.8       1.3%         58.9           37.9       1.1%          40.8
  5      Caa and lower                      6.0       0.1%          6.1           15.5       0.4%          15.0
  6      In or near default                 5.3       0.1%          5.6            1.8       0.0%           1.9
                                      ---------     -----     ---------      ---------     -----      ---------
         Subtotal                       4,389.4      99.5%      4,672.5        3,717.0     100.0%       3,804.3
         Redeemable preferred stock        23.6       0.5%         25.7            1.0       0.0%           0.9
                                      ---------     -----     ---------      ---------     -----      ---------
         Total Public Fixed
         Maturities                   $ 4,413.0     100.0%    $ 4,698.2      $ 3,718.0     100.0%     $ 3,805.2
                                      =========     =====     =========      =========     =====      =========

PRIVATE FIXED MATURITIES BY CREDIT QUALITY
----------------------------------------------------------------------------------------------------------------
                                                    As of                              Year Ended
                                               September 30, 2002                   December 31, 2001
 NAIC    Rating Agency                 Amortized    % of      Estimated      Amortized     % of       Estimated
Rating   Equivalent Designation          Cost       Total    Fair Value        Cost        Total     Fair Value
------   ----------------------          ----       -----    ----------        ----        -----     ----------
                                                 ($ millions)                          ($ millions)
----------------------------------------------------------------------------------------------------------------
  1      Aaa/Aa/A                     $ 1,000.6      33.7%    $ 1,087.1      $ 1,077.5      35.1%     $ 1,113.7
  2      Baa                            1,520.9      51.0%      1,641.0        1,620.7      51.9%       1,645.8
  3      Ba                               351.2      11.0%        352.6          270.6       8.5%         269.3
  4      B                                 73.1       2.2%         69.5           63.2       1.9%          62.0
  5      Caa and lower                     16.4       0.3%          9.8           20.2       0.6%          18.6
  6      In or near default                22.4       0.7%         21.2            4.5       0.2%           5.7
                                      ---------     -----     ---------      ---------     -----      ---------
         Subtotal                       2,984.6      98.9%      3,181.2        3,056.7      98.2%       3,115.1
         Redeemable preferred stock        32.0       1.1%         34.3           54.6       1.8%          55.8
                                      ---------     -----     ---------      ---------     -----      ---------
         Total Private Fixed
         Maturities                   $ 3,016.6     100.0%    $ 3,215.5      $ 3,111.3     100.0%     $ 3,170.9
                                      =========     =====     =========      =========     =====      =========

TOTAL FIXED MATURITIES BY CREDIT QUALITY
----------------------------------------------------------------------------------------------------------------
                                                    As of                              Year Ended
                                               September 30, 2002                   December 31, 2001
 NAIC    Rating Agency                 Amortized    % of      Estimated      Amortized     % of       Estimated
Rating   Equivalent Designation          Cost       Total    Fair Value        Cost        Total     Fair Value
------   ----------------------          ----       -----    ----------        ----        -----     ----------
                                                 ($ millions)                          ($ millions)
----------------------------------------------------------------------------------------------------------------
  1      Aaa/Aa/A                     $ 4,176.2      57.1%    $ 4,520.9      $ 3,807.9      56.2%     $ 3,920.1
  2      Baa                            2,423.9      32.9%      2,599.8        2,390.2      34.8%       2,430.7
  3      Ba                               566.9       7.1%        561.9          432.5       6.1%         424.6
  4      B                                156.9       1.6%        128.4          101.1       1.5%         102.8
  5      Caa and lower                     22.4       0.2%         15.9           35.7       0.5%          33.6
  6      In or near default                27.7       0.3%         26.8            6.3       0.1%           7.6
                                      ---------     -----     ---------      ---------     -----      ---------
         Subtotal                       7,374.0      99.2%      7,853.7        6,773.7      99.2%       6,919.4
         Redeemable preferred stock        55.6       0.8%         60.0           55.6       0.8%          56.7
                                      ---------     -----     ---------      ---------     -----      ---------
         Total Fixed
         Maturities                   $ 7,429.6     100.0%    $ 7,913.7      $ 6,829.3     100.0%     $ 6,976.1
                                      =========     =====     =========      =========     =====      =========

----------------------------------------------------------------------------------------------------------------

  The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

                          FIXED MATURITIES BY INDUSTRY

--------------------------------------------------------------------------------

                                                                As of September 30, 2002
                                                                ------------------------
                                                                       ($ millions)
---------------------------------------------------------------------------------------------------------------------------

Industry                                        Public           %         Private            %         Total             %
--------                                        ------           -         -------            -         -----             -
Consumer Goods & Services                      $ 588.7       12.5%         $ 800.1        25.1%     $ 1,388.8         17.6%
Other Manufacturing                              182.8        3.9%           653.6        20.4%         836.4         10.7%
Government & Agency                              820.6       17.5%             0.0         0.0%         820.6         10.4%
Non-Government- Asset/Mortgage Backed            528.9       11.3%           264.5         8.2%         793.4         10.0%
Public Utilities                                 484.6       10.3%           277.1         8.6%         761.7          9.6%
Financial Services                               251.5        5.4%           350.2        10.9%         601.7          7.6%
Banks                                            501.8       10.7%            45.5         1.4%         547.3          6.9%
Transportation/Aerospace                         331.2        7.0%           178.2         5.5%         509.4          6.4%
Energy                                           254.2        5.4%           224.0         7.0%         478.2          6.0%
Mortgage Backed-Government & Agency              347.5        7.4%             1.0         0.0%         348.5          4.4%
Nat/Res/Manuf(non-energy)                        119.4        2.5%           219.6         6.8%         339.0          4.3%
Media/Adver/Printing                              50.0        1.1%           110.8         3.4%         160.8          2.0%
Other                                            133.8        2.8%            16.9         0.5%         150.7          1.9%
Telecommunications                                87.3        1.9%            14.0         0.4%         101.3          1.3%
Cable Television                                  15.9        0.3%            33.0         1.0%          48.9          0.6%
Bank Holding Companies                             0.0        0.0%            27.0         0.8%          27.0          0.3%
                                             ----------------------------------------------------------------        ------
    Total                                    $ 4,698.2      100.0%       $ 3,215.5       100.0%     $ 7,913.7        100.0%
                                             ================================================================        ======

                                                                 As of December 31, 2001
                                                                 -----------------------
                                                                       ($ millions)
---------------------------------------------------------------------------------------------------------------------------
Industry                                        Public           %         Private            %         Total             %
--------                                        ------           -         -------            -         -----             -
Consumer Goods & Services                      $ 463.6       12.2%         $ 761.5        24.0%     $ 1,225.1         17.7%
Other Manufacturing                              523.4       13.8%           269.7         8.5%         793.1         11.4%
Government & Agency                              436.4       11.4%           303.4         9.6%         739.8         10.6%
Non-Government- Asset/Mortgage Backed            168.0        4.4%           504.8        15.9%         672.8          9.6%
Public Utilities                                 222.5        5.8%           372.0        11.7%         594.5          8.5%
Financial Services                               467.8       12.3%            42.4         1.3%         510.2          7.3%
Banks                                            303.4        8.0%           198.5         6.3%         501.9          7.2%
Transportation/Aerospace                         199.9        5.3%           229.0         7.2%         428.9          6.1%
Energy                                           406.5       10.7%             0.1         0.0%         406.6          5.8%
Mortgage Backed-Government & Agency               95.1        2.5%           282.7         8.9%         377.8          5.4%
Nat/Res/Manuf(non-energy)                        293.9        7.7%             1.0         0.0%         294.9          4.2%
Media/Adver/Printing                              26.7        0.7%           106.2         3.3%         132.9          1.9%
Other                                            100.4        2.6%            20.3         0.7%         120.7          1.7%
Telecommunications                                94.3        2.5%            16.6         0.6%         110.9          1.6%
Cable Television                                   1.1        0.0%            33.3         1.1%          34.4          0.5%
Bank Holding Companies                             2.2        0.1%            29.4         0.9%          31.6          0.5%
                                             ----------------------------------------------------------------        ------
    Total                                     $3,805.2      100.0%       $ 3,170.9       100.0%     $ 6,976.1        100.0%
                                             ================================================================        ======

The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 18C

(Unaudited)

                     VENTURE CAPITAL PARTNERSHIP INVESTMENTS



VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

------------------------------------------------------------------------------------------------------------------------------------

                                                                           As of                                  As of
                                                                    September 30, 2002                      December 31, 2001
                                                                    ------------------                      -----------------
                                                                      ($ in millions)                        ($ in millions)

====================================================================================================================================
Equity Method
    Public common stock                                                         $  10.8                               $  9.0
    Private common stock                                                           72.8                                 83.6
                                                                                -------                               ------
        Sub-total                                                                  83.6                                 92.6
                                                                                -------                               ------
Cost Method
    Public common stock                                                            19.8                                 22.0
    Private common stock                                                           89.6                                115.1
                                                                                -------                               ------
        Sub-total                                                                 109.4                                137.1
                                                                                -------                               ------
Total Venture Capital Partnership Investments                                   $ 193.0                               $229.7
                                                                                =======                               ======

(1) Includes other net assets included on partnerships financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          As of                                As of
                                                                   September 30, 2002                    December 31, 2001
                                                                   ------------------                    -----------------
                                                                ($ Millions)          %              ($ Millions)          %
====================================================================================================================================
Information Technology                                             $ 94.0         48.7%                 $107.5         46.8%
Domestic LBO                                                         44.8         23.2%                   50.4         22.0%
Life Sciences                                                         6.0          3.1%                   20.0          8.7%
Telecommunications                                                   13.3          6.9%                    8.6          3.7%
International LBO                                                     4.3          2.2%                   14.0          6.1%
Merchant Banking                                                     13.2          6.8%                   11.9          5.2%
Other                                                                17.4          9.1%                   17.3          7.5%
                                                                   ------        ------                 ------        ------
Total Venture Capital Partnership Investments by Sector            $193.0        100.0%                 $229.7        100.0%
                                                                   ======        ======                 ======        ======

Exhibit 19

(Unaudited)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

                           MORTGAGES AT CARRYING VALUE

====================================================================================================
                                                              As of                      As of
                                                          September 30,               December 31,
                                                               2002                       2001
                                                               ----                       ----
                                                                         ($ millions)
====================================================================================================
Total Commercial Mortgages                                     $ 1,433.3                  $ 1,507.7
                                                               =========                  =========
Problem commercial mortgages (1)                                       -                       16.3
Potential problem commercial mortgages                              50.2                       64.5
Restructured commercial mortgages                                   24.0                       57.9
                                                               ---------                  ---------
Total problem, potential problem and  restructured
    commercial mortgages                                          $ 74.2                    $ 138.7
                                                               =========                  =========
Total problem, potential problem and restructured
    commercial mortgages as % of
    total commercial mortgages                                       5.2%                       9.2%
                                                                     ====                       ====
Valuation allowances/writedowns (2)
   Problem loans                                                     $ -                      $ 4.6
   Potential problem loans                                           6.5                        8.4
   Restructured loans                                                4.5                        4.7
                                                               ---------                  ---------
Total valuation allowances/writedowns                             $ 11.0                     $ 17.7
                                                               =========                  =========
Total valuation allowances as a percent of
   problem, potential problem and restructured
   commercial mortgages at carrying value before
   valuation allowances and writedowns                              12.9%                      11.3%
                                                                    =====                      =====

====================================================================================================

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

                               EQUITY REAL ESTATE

================================================================================
                                  As of                         As of
                                  -----                         -----
                              September 30,                  December 31,
                                   2002                          2001
                                   ----                          ----
                                             ($ millions)
================================================================================
TYPE
Real estate                       $ 170.5                       $ 186.5
                                  -------                       -------
   Subtotal                         170.5                         186.5
Foreclosed                           42.6                          44.3
                                  -------                       -------
   Total                          $ 213.1                       $ 230.8
                                  =======                       =======

Exhibit 20B

(Unaudited)

                            MORTGAGES AND REAL ESTATE

==================================================================================================
                                            As of                                   As of
                                     September 30, 2002                       December 31, 2001
                                     ------------------                       -----------------
                                        ($ millions)                             ($ millions)
==================================================================================================
Geographic Region
Southeast                           $  436.3           22.2%                  $  449.1       22.0%
West                                   350.9           18.0%                     361.6       17.7%
Northeast                              236.5           12.1%                     274.1       13.4%
Mountain                               374.9           19.2%                     414.2       20.3%
Midwest                                335.5           17.2%                     336.2       16.5%
Southwest                              220.3           11.3%                     205.3       10.1%
                                    --------           -----                  --------       -----
                                    $1,954.4            100%                  $2,040.5        100%
                                    ========           =====                  ========       =====
                                            As of                                   As of
                                     September 30, 2002                       December 31, 2001
                                     ------------------                       -----------------
                                        ($ millions)                             ($ millions)
==================================================================================================
Property Type:
Office Buildings                     $ 815.5           41.7%                   $ 873.3       42.8%
Agricultural                           309.4           15.8%                     304.9       14.9%
Hotel                                  279.2           14.3%                     297.8       14.6%
Retail                                 147.9            7.6%                     138.8        6.8%
Industrial                             159.1            8.1%                     156.6        7.7%
Other                                  120.4            6.2%                     135.1        6.6%
Apartment Buildings                    122.9            6.3%                     134.0        6.6%
                                    --------           -----                  --------       -----
                                    $1,954.4            100%                  $2,040.5        100%
                                    ========           =====                  ========       =====

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21
(Unaudited)
                  HISTORICAL QUARTERLY DATA

--------------------------------------------------------------------------------------------------------------------------------

                                                                          Q3'02          Q2'02          Q1'02           2001
          ($ millions, except per share amounts)
--------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                   160.5     $     169.9    $     164.4     $     695.3
Universal life and investment-type product policy fees                      54.6            52.5           49.0           207.2
Net investment income                                                      170.1           181.9          189.7           692.1
Net realized (losses)/gains on investments                                 (41.2)          (25.5)          (2.4)          (12.3)
Group pension profits                                                        6.8             7.5            7.7            30.7
Retail brokerage and investment banking                                    109.1            97.6           90.8           343.5
Other income                                                                24.9            29.3           38.2           147.1
                                                                     ----------------------------------------------------------
     Total revenues                                                        484.8           513.2          537.4         2,103.6
                                                                     ----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                  195.3           199.5          190.7           814.7
Interest credited to policyholder account balances                          30.0            27.9           27.9           110.5
Amortization of deferred policy acquisition costs                           49.6            38.0           32.8           158.8
Dividends to policyholders                                                  53.4            56.8           61.5           236.6
Other operating costs and expenses                                         202.9           207.1          203.4           876.4
                                                                     ----------------------------------------------------------
    Total benefits and expenses                                            531.2           529.3          516.3         2,197.0
                                                                     ----------------------------------------------------------
(Loss)/Income before income taxes and extraordinary item                   (46.4)          (16.1)          21.1           (93.4)

Income tax (benefit)/expense                                               (16.2)           (5.1)           6.8           (32.6)
                                                                     ----------------------------------------------------------
Net (loss)/income                                                    $     (30.2)    $     (11.0)   $      14.3     $     (60.8)
                                                                     ==========================================================

Net (loss)/income                                                    $     (30.2)    $     (11.0)   $      14.3     $     (60.8)
Realized losses included in the 4th quarter charge                             -               -              -            13.1
Net realized losses/(gains) on investments (after-tax)                      23.4            15.5            0.9            (1.2)
                                                                     ----------------------------------------------------------
Operating (loss)/income                                                     (6.8)            4.5           15.2           (48.9)

Other Charges                                                                  -             4.5              -            81.9
Venture capital loss/(income)                                                5.1             3.0           (3.3)            9.1
                                                                     ----------------------------------------------------------
Operating (loss)/income as adjusted:                                 $      (1.7)         $ 12.0    $      11.9     $      42.1
                                                                     ==========================================================

Number of Shares Used in Per Share Calculations:
   BASIC                                                              47,414,250      47,994,628     48,012,310      48,608,378
   DILUTED                                                            47,414,250      47,994,628     49,737,205      48,608,378

Net (Loss)/Income Per Share:
   BASIC                                                             $     (0.64)    $     (0.23)   $      0.30     $     (1.25)
   DILUTED                                                           $     (0.64)    $     (0.23)   $      0.29     $     (1.25)

Operating (loss)/income
   BASIC                                                             $     (0.14)    $      0.09    $      0.32     $     (1.01)
   DILUTED                                                           $     (0.14)    $      0.09    $      0.31     $     (1.01)

Operating (loss)/income as adjusted:
   BASIC                                                             $     (0.04)    $      0.25    $      0.25     $      0.87
   DILUTED                                                           $     (0.04)    $      0.25    $      0.24     $      0.87


                  HISTORICAL QUARTERLY DATA

--------------------------------------------------------------------------------------------------------------------------------

                                                                         Q4'01           Q3'01           Q2'01          Q1'01
          ($ millions, except per share amounts)
--------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                             $     194.8     $     162.0    $     173.4     $     165.1
Universal life and investment-type product policy fees                      55.1            50.1           52.3            49.7
Net investment income                                                      146.0           172.9          189.5           183.7
Net realized gains on investments                                          (18.3)            0.5            3.0             2.5
Group pension profits                                                        3.5             8.0            9.3             9.9
Retail Brokerage and Investment Banking                                     90.5            82.1           99.8            71.1
Other income                                                                53.3            21.8           41.7            30.3
                                                                     ----------------------------------------------------------
     Total revenues                                                        524.9           497.4          569.0           512.3
                                                                     ----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                  218.6           203.9          194.5           197.7
Interest credited to policyholder account balances                          27.3            27.9           27.0            28.3
Amortization of deferred policy acquisition costs                           60.4            32.9           28.3            37.2
Dividends to policyholders                                                  66.9            54.5           60.6            54.6
Other operating costs and expenses                                         285.4           190.0          226.8           174.2
                                                                     ----------------------------------------------------------
    Total benefits and expenses                                            658.6           509.2          537.2           492.0
                                                                     ----------------------------------------------------------
Income/(Loss) before income taxes and extraordinary item                  (133.7)          (11.8)          31.8            20.3

Income tax (benefit)/expense                                               (46.0)           (3.1)           9.5             7.0
                                                                     ----------------------------------------------------------
Net (loss)/income                                                    $     (87.7)    $      (8.7)   $      22.3     $      13.3
                                                                     ==========================================================

Net (loss)/income                                                    $     (87.7)    $      (8.7)   $      22.3     $      13.3
Realized losses included in the 4th quarter charge                          13.1               -              -               -
Net realized gains/(losses) on investments (after-tax)                      (0.4)            1.4           (0.6)           (1.6)
                                                                     ----------------------------------------------------------
Operating income/(loss)                                                    (75.0)           (7.3)          21.7            11.7

Other Charges                                                               81.9               -              -               -
Venture capital loss/(income)                                                  -            10.1           (4.1)            3.1
                                                                     ----------------------------------------------------------
Operating income as adjusted:                                              $ 6.9     $       2.8    $      17.6     $      14.8
                                                                     ==========================================================

Number of Shares Used in Per Share Calculations:
   BASIC                                                              47,786,913      48,642,274     49,363,512      48,720,335
   DILUTED                                                            47,786,913      48,642,274     50,913,099      50,314,782

Net (Loss)/Income Per Share:
   BASIC                                                             $     (1.84)    $     (0.18)   $      0.45     $      0.27
   DILUTED                                                           $     (1.84)    $     (0.18)   $      0.44     $      0.26

Operating income/(loss)
   BASIC                                                             $     (1.57)    $     (0.15)   $      0.44     $      0.24
   DILUTED                                                           $     (1.57)    $     (0.15)   $      0.43     $      0.23

Operating income as adjusted:
   BASIC                                                             $      0.14     $      0.06    $      0.36     $      0.30
   DILUTED                                                           $      0.14     $      0.06    $      0.35     $      0.29

Exhibit 22

STATUTORY EXPENSE RATIOS

=======================================================================================================================
                      Three Months Ending   Nine Months Ending
                         September 30,         September 30,                         As of December 31,
                         ------------          ------------
                        2002       2001      2002       2001       2001        2000       1999       1998       1997
                        ----       ----      ----       ----       ----        ----       ----       ----       ----
PREMIUMS AND
 DEPOSITS(1)(6)(8):
 MONY Life
  Insurance Company     $188.5    $209.2   $  559.6   $  613.4   $  860.2    $1,126.8   $  900.0   $  919.8   $1,003.0
 MONY Life
  Insurance Company
  of America             279.3     228.0      714.8      678.1      910.5     1,549.7    1,361.0      774.3      770.6
                        ------    ------   --------   --------   --------    --------   --------   --------   --------
Total                   $467.8    $437.2   $1,274.4   $1,291.5   $1,770.7    $2,676.5   $2,261.0   $1,694.1   $1,773.6
                        ======    ======   ========   ========   ========    ========   ========   ========   ========
GENERAL EXPENSES
  (2)(4)(5)(7):
 MONY Life
  Insurance Company     $ 48.5    $ 56.2   $  161.5   $  174.8   $  240.4    $  261.1   $  247.8   $  308.2   $  355.9
 MONY Life
  Insurance Company
  of America              37.3      32.5      102.3       97.0      129.7       117.9      106.7       86.7       65.1
                        ------    ------   --------   --------   --------    --------   --------   --------   --------
Total                   $ 85.8    $ 88.7   $  263.8   $  271.8   $  370.1    $  379.0   $  354.5   $  394.9   $  421.0
                        ======    ======   ========   ========   ========    ========   ========   ========   ========
LESS REAL ESTATE
 EXPENSES(3):
 MONY Life
  Insurance Company     $  4.9    $  2.6   $   13.4   $    7.4   $    9.9    $   22.5   $   34.9   $   56.3   $   86.2
 MONY Life
  Insurance Company
  of America               0.7       0.7        2.2        2.0        2.6         2.7        2.8        3.2        5.4
                        ------    ------   --------   --------   --------    --------   --------   --------   --------
Total                   $  5.6    $  3.3   $   15.6   $    9.4   $   12.5    $   25.2   $   37.7   $   59.5   $   91.6
                        ======    ======   ========   ========   ========    ========   ========   ========   ========
Expenses (excluding
 real estate
 expenses)              $ 80.2    $ 85.4   $  248.2   $  262.4   $  357.6    $  353.8   $  316.8   $  335.4   $  329.4
                        ======    ======   ========   ========   ========    ========   ========   ========   ========
Expenses (excluding
 real estate expenses)
 to Net Premiums and
 Deposits                17.1%     19.5%      19.5%      20.3%      20.2%       13.2%      14.0%      19.8%      18.6%

======================================================================================================================

(1) Full Year Results from Annual Statement Page 4, Line 1 for 2001. And Lines 1 and 1a for the years of 1997 to 2000.
(2)  Full Year Results from Annual Statement Exhibit 5, Line 10
(3)  Full Year Results from Annual Statement Exhibit 5, Line 9.1
(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items
(5)  1999 Excludes $59.7 million of early retirement and realignment charge
(6) Includes transfers to new products series of $19 million and $37 for three month ended September 30, 2002 and 2001 respectively, $52 million and $180 million for nine month period ended September 30, 2002 and 2001 respectively, $208 million, $998 million, and $742 million for the years ended December 31, 2001, 2000 and 1999 respectively,
(7) Adjusted to exclude Reorganization and Other Charges of $24.3 million for the year ended December 31, 2001.
(8) Beginning in 2001, contributions relating to contracts issued by an insurer that do not incorporate mortality or morbidity risk (deposit-type contracts) are not reported as premium and deposits, but are accounted for as deposit liabilities. In prior years these amounts were reported as premium and deposits. Contributions for deposit-type contracts of $73.9 million for the year ended December 31, 2001, $60.8 million and $67.2 million for the nine months ended September 30, 2002 and 2001, respectively, and $27.0 million and $24.7 million for the three months September 30, 2002 and 2001, respectively, have been included as premiums and deposits for purposes of the presentation above.